THIS OPTION AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

THIS OPTION AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REQUIREMENTS OF SALE CONTAINED IN THE STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 30,1996, BY AND AMONG THE COMPANY, THE OPTIONEE NAMED HEREIN AND CERTAIN STOCKHOLDERS OF THE COMPANY [AND THE RETIREE STOCKHOLDERS AGREEMENT DATED AS OF THE DATE HEREOF, BY AND BETWEEN THE COMPANY AND THE OPTIONEE NAMED HEREIN, EACH SUCH AGREEMENT] AS AMENDED AND IN EFFECT FROM TIME TO TIME. COPIES OF THE STOCKHOLDERS AGREEMENT [AND THE RETIREE STOCKHOLDERS AGREEMENT] ARE ON FILE AT THE OFFICES OF THE COMPANY. THIS OPTION AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE STOCKHOLDERS AGREEMENT [AND THE RETIREE STOCKHOLDERS AGREEMENT]. COPIES OF THE STOCKHOLDERS AGREEMENT [AND THE RETIREE STOCKHOLDERS AGREEMENT] MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY OR OBTAINED FROM THE COMPANY WITHOUT CHARGE.


                         PHYSICIANS QUALITY CARE, INC.

                          1995 Equity Incentive Plan

                  FORM OF NON-STATUTORY STOCK OPTION AGREEMENT
                  --------------------------------------------

     1.  Grant of Option.  Physicians Quality Care, Inc., a Delaware corporation
         ---------------
(the "Company"), hereby grants to ______________ (the "Optionee") an option, pursuant to the Company's 1995 Equity Incentive Plan (the "Plan"), to purchase up to an aggregate of _____ shares (the "Shares") of the Company's Class A Common Stock, $.01 par value per share ("Common Stock"), purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2.  Definition of Affiliates.  The term "Affiliates" shall mean all persons
         ------------------------
and entities directly or indirectly controlling, controlled by or under common control with the Company, where control may be by either equity interest or management authority (including pursuant to any management or similar agreement between the Company and a professional corporation or association), or which otherwise is party to a management services agreement, consulting agreement or similar agreement with the Company. For purposes of this Agreement and without limitation, Medical Care Partners, P.C., a Massachusetts professional corporation, and Flagship Health, P.A., a Maryland professional association ("Flagship"), shall constitute Affiliates.

     3.  Non-Statutory Stock Option.  This option is intended not to qualify as
         --------------------------
an "incentive stock option" within the meaning of Section 422 of the Code.

     4.  Exercise of Option and Provisions for Termination.
         -------------------------------------------------

     (a) Vesting Schedule.  This option shall become exercisable as follows:
         ----------------

         (i) This option shall become exercisable with respect to 25 % of the Shares (the "First Tranche") in the event that 20 licensed physicians previously unaffiliated with the Company and its Affiliates execute binding agreements to transfer their practices to and become employed by Flagship on or before the first anniversary of the date set forth below on the signature page hereof (the "Date of Grant"), all as reasonably acceptable to the Company in its sole discretion. The exercise price for the First Tranche of Shares shall be the Fair Market Value (as determined pursuant to Section 4(g) below) of the Shares on the date that this option becomes exercisable with respect to such Shares.

         (ii) This option shall become exercisable with respect to an additional 25 % of the Shares (the "Second Tranche") in the event that an additional 20 licensed physicians previously unaffiliated with the Company and its Affiliates execute binding agreements to transfer their practices to and become employed by Flagship on or before the first anniversary of the Date of Grant, all as reasonably acceptable to the Company in its sole discretion. The exercise price for the Second Tranche of Shares shall be the Fair Market Value (as determined pursuant to Section 4(g) below) of the Shares on the date that this option becomes exercisable with respect to such Shares.

         (iii) This option shall become exercisable with respect to an additional 25% of the Shares (the "Third Tranche") in the event that an additional 20 licensed physicians previously unaffiliated with the Company and its Affiliates execute binding agreements to transfer their practices to and become employed by Flagship on or before the first anniversary of the Date of Grant, all as reasonably acceptable to the Company in its sole discretion. The exercise price for the Third Tranche of Shares shall be the Fair Market Value (as determined pursuant to Section 4(g) below) of the Shares on the date that this option becomes exercisable with respect to such Shares.

         (iv) This option shall become exercisable with respect to the remaining 25% of the Shares (the "Fourth Tranche") in the event that an additional 20 licensed physicians previously unaffiliated with the Company and its Affiliates execute binding agreements to transfer their practices to and become employed by Flagship on or before the first anniversary of the Date of Grant, all as reasonably acceptable to the Company in its sole discretion. The exercise price for the Fourth Tranche of Shares shall be the Fair Market Value (as determined pursuant to Section 4(g) below) of the Shares on the date that this option becomes exercisable with respect to such Shares.

Except as otherwise provided in this Agreement, this option may not be exercised at any time on or after the fifth anniversary of the Date of Grant (the "Expiration Date").

         (b) Exercise Procedure.  Subject to the conditions set forth in this
             ------------------
Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of Shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 5. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole Shares.

         (c) Continuous Relationship with the Company or its Affiliate Required.
             -----------------------------------------------------------------
Except as otherwise provided in this Section 4, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the Date of Grant, an employee of the Company or its Affiliate (an "Eligible Optionee").

         (d) Termination of Relationship with the Company or its Affiliate.
             -------------------------------------------------------------
If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the
                  -------- ----
extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company or its Affiliate, the right to exercise this option shall terminate immediately upon such violation.

         (e) Exercise Period Upon Death or Disability.  If the Optionee's
             ----------------------------------------
employment agreement with Flagship dated as of the date hereof (the "Employment Agreement") is terminated as a result of death or disability pursuant to Section 8(a)
or Section 8(b) thereof prior to the Expiration Date while he or she is an Eligible Optionee, or if the Optionee dies within thee months after the Optionee ceases to be an Eligible Optionee (other than as the result of termination of Optionee's employment agreement by Flagship for "Cause" pursuant to Section 8(c) of the Employment Agreement), this option shall be exercisable, within the period of three months following the date of such termination of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or by the laws of descent and distribution, provided that this option shall be exercisable
                                  -------- ----
only to the extent that this option was exercisable by the Optionee on the date of his or her termination. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

         (f) Discharge for Cause.  If the Optionee's Employment Agreement is
             -------------------
terminated by Flagship for "Cause" pursuant to Section 8(c) thereof prior to the Expiration Date, the right to exercise this option shall terminate immediately upon such cessation of employment.

         (g) Calculation of Fair Market Value.  On any date specified herein,
             --------------------------------
the term "Fair Market Value" shall mean the amount per share of Common Stock equal to (a) the last sale price of Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or
(c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     5.  Payment of Purchase Price; Method of Payment.  Payment of the purchase
         --------------------------------------------
price for the Shares shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such Shares, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iii) by any combination of such methods of payment.

     6.  Nontransferability of Option.  This option is personal and no rights
         ----------------------------
granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7.  Delivery of Shares: Compliance With Securities Laws, Etc.
         --------------------------------------------------------

         (a) General.  The Company shall, upon payment of the option price for
             -------
the number of Shares purchased and paid for, make prompt delivery of such Shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action.

         (b) Listing Qualification, Etc.  This option shall be subject to the
             --------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

     8.  Stockholders Agreement.  This option and any Shares acquired upon the
         ----------------------
exercise of this option are subject to certain restrictions on transfer and requirements of sale contained in the Stockholders Agreement dated as of August 30, 1996, by and among the Company, the Optionee and certain stockholders of the Company (the "Stockholders Agreement") [and the Retiree Stockholders Agreement dated as of the date hereof, by and between the Company and the Optionee (the "Retiree Stockholders Agreement"), each such agreement] as amended and in effect from time to time. The Optionee Copies of the Stockholders Agreement [and the Retiree Stockholders Agreement] are on file at the offices of the Company. Such Shares and this option may be sold or otherwise transferred only in compliance with the Stockholders Agreement [and the Retiree Stockholders Agreement].

     9.   No Special Employment or Similar Rights.  Nothing contained in the
          ---------------------------------------
Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company or its Affiliate to continue the employment or other relationship of the Optionee with the Company or its Affiliate for the period within which this option may be exercised.

     10.  Rights as a Stockholder.  The Optionee shall have no rights as a
          -----------------------
stockholder with respect to any Shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such Shares) unless and until a certificate representing such Shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     11.  Adjustment Provisions.
          ---------------------

          (a) General. If, through or as a result of any merger, consolidation,
              -------
sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and be subject to the limitations, set forth in
Section 16(a) of the Plan.

          (b) Board Authority to Make Adjustments.  Any adjustments under this
              -----------------------------------
Section 11 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

     12.  Mergers, Consolidation Distributions, Liquidations Etc.  In the event
          ------------------------------------------------------
of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 17(a) if the Plan.

     13.  Withholding Taxes.  The Company's obligation to deliver Shares upon
          -----------------
the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     14.  Investment Representations; Legends.
          -----------------------------------

          (a)  Representations.  The Optionee represents, warrants and
               ---------------
covenants that:

               (i) Any Shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to or for the sale in connection with any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

               (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

               (iii) The Optionee is able to bear the economic risk of holding such Shares acquired pursuant to the exercise of this option for an indefinite period.

               (iv) The Optionee understands that (A) the Shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any Shares acquired pursuant to the exercise of this option under the Securities Act.

               (v) The Optionee agrees, that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly (a "Disposition"), any Shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 14.

          (b) Legends on Stock Certificate.  All stock certificates representing
              ----------------------------
Shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

              "The shares of stock represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required."

              "The shares of stock represented by this certificate are subject to restrictions on transfer and requirements of sale contained set forth in the Stockholders Agreement dated as of August 30, 1996, as amended and in effect from time to time. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

              ["The shares of stock represented by this certificate are subject to restrictions on transfer and requirements of sale contained set forth in the Retiree Stockholders Agreement dated as of the date hereof, as amended and in effect from time to time. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."]

              "The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to the following Physician Stockholder:
                                                        -------------------

     15.  Miscellaneous.
          -------------

          (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced by writing and signed by the Company and the Optionee.

          (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

          (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                         PHYSICIANS QUALITY CARE, INC.



                         By:
                            -----------------------
                           Name:  Jerilyn P. Asher
                           Title: Chief Executive Officer
                           Address:  950 Winter Street, Suite 2410
                                     Waltham, MA 02154


Date of Grant:
-------------


_______________, 1996

                             OPTIONEE'S ACCEPTANCE


     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1995 Equity Incentive Plan.


                                     OPTIONEE



                                     ----------------------------